Morgan Stanley Quality Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            04/25/     -     $97.75 $2,050,0  5,000,   0.24%   0.75   Merrill
 State of     03             Variou    00,      000             %     Lynch &
California                     s       000                            Co, Bear
 Various                                                             Stearns &
 Purpose                                                             Co Inc, EJ
 General                                                             De La Rosa
Obligation                                                           & Co Inc,
  Bonds                                                               Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                       ed, AG
                                                                      Edwards,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets
                                                                       Corp,
                                                                     Citigroup,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                     LLC, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                       Paine
                                                                       Webber
                                                                     Inc, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                      LLC and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt







  South
 Carolina                                                             Goldman
  Public                                                              Sachs &
 Service    05/23/  3,167,   $105.7 $335,030  10,000   2.99%   1.50   Co, Bear
Authority,    03      832      6      ,000     ,000             %    Stearns &
 Revenue                                                              Co Inc,
Obligation                                                           Citigroup
  s 2003                                                             and Morgan
Refunding                                                             Stanley
 Series A


New Jersey                                                             Morgan
 Turnpike                                                             Stanley,
Authority,  06/27/     -     $105.1 $1,528,9  10,000   0.66%   1.52     Bear
 Turnpike     03               3       90,     ,000             %    Stearns &
 Revenue                               000                            Co Inc,
  Bonds                                                              Citigroup
 (Series                                                               Global
 2003 A)                                                              Markets
                                                                        Inc,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                     n, Advest
                                                                        Inc,
                                                                       Bergen
                                                                      Capital
                                                                        Inc,
                                                                     Blaylock &
                                                                      Partners
                                                                        LP,
                                                                      Eltekon
                                                                     Securities
                                                                     LLC, First
                                                                      American
                                                                     Municipals
                                                                      Inc, The
                                                                     GMS Group
                                                                        LLC,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott Inc,
                                                                     JB Hanauer
                                                                     & Co, Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company
                                                                        PNC
                                                                      Capital
                                                                      Markets,
                                                                       Powell
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Inc, Ryan
                                                                     Beck & Co
                                                                        LLC,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Sturdivant
                                                                      & Co Inc







                                                                        Bear
                                                                     Stearns &
                                                                      Co Inc,
  State                                                                Janney
  Public                                                             Montgomery
  School                                                             Scott LLC,
 Building   08/13/  6,041,   $97.35 $588,140  3,000,   0.51%   0.48   Commerce
Authority     03      499             ,000      000             %     Capital
(Commonwea                                                            Markets
  lth of                                                                Inc,
Pennsylvan                                                             Morgan
ia) School                                                            Stanley,
  Lease                                                               Raymond
 Revenue                                                              James &
Bonds (The                                                           Associates
  School                                                                Inc,
 District                                                             Siebert
    of                                                               Brandford
Philadelph                                                           Shank & Co
    ia                                                                  LLC,
 Project)                                                             Wachovia
Series of                                                             Bank NA,
   2003                                                                 Iron
                                                                      Capital
                                                                      Markets
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Company
                                                                        Inc,
                                                                      NatCity
                                                                     Investment
                                                                       s, PNC
                                                                      Capital
                                                                      Markets,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                      Inc and
                                                                       Valley
                                                                       Forge
                                                                       Asset
                                                                     Management
                                                                        Corp


                                                                      Goldman
 New York                                                             Sachs &
   City                                                              Co, First
Municipal                                                              Albany
  Water                                                              Corporatio
 Finance    09/10/  2,218,   $97.81 $217,000  10,000   4.61%   1.56  n, Merrill
Authority,    03      587             ,000     ,000             %     Lynch &
Water and                                                             Co, UBS
  Sewer                                                              Financial
  System                                                              Services
 Revenue                                                             Inc, Bear
  Bonds                                                              Stearns &
  Fiscal                                                              Co Inc,
   2004                                                              Citigroup
 Series A                                                              Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       first
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n


                                                                        UBS
Commonweal                                                           Financial
  th of                                                               Services
Kentucky,                                                               Inc,
  State     09/25/  1,530,   $102.6 $157,005  2,655,   1.69%   0.41    Morgan
 Property     03      114      1      ,000      000             %     Stanley,
   and                                                               Citigroup,
Buildings                                                               JJB
Commission                                                           Hillard WL
 Revenue                                                             Lyons Inc,
  Bonds,                                                               Morgan
 Project                                                              Keegan &
  No. 79                                                              Company
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                        Ross
                                                                     Sinclaire
                                                                         &
                                                                     Associates
                                                                     Inc, First
                                                                      Kentucky
                                                                     Securities
                                                                     Corporatio
                                                                      n, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                     Edward D.
                                                                     Jones & Co
                                                                        LP,
                                                                      Merrill
                                                                     Lynch & Co
                                                                        and
                                                                      NatCity
                                                                     Investment
                                                                       s Inc


                                                                        UBS
Commonweal                                                           Financial
  th of                                                               Services
Kentucky,                                                               Inc,
  State     09/25/  1,415,   $102.6 $145,290  2,655,   1.83%   0.41    Morgan
 Property     03      943      1      ,000      000             %     Stanley,
   and                                                               Citigroup,
Buildings                                                               JJB
Commission                                                           Hillard WL
 Revenue                                                             Lyons Inc,
  Bonds,                                                               Morgan
 Project                                                              Keegan &
  No. 79                                                              Company
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                        Ross
                                                                     Sinclaire
                                                                         &
                                                                     Associates
                                                                     Inc, First
                                                                      Kentucky
                                                                     Securities
                                                                     Corporatio
                                                                      n, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                     Edward D.
                                                                     Jones & Co
                                                                        LP,
                                                                      Merrill
                                                                     Lynch & Co
                                                                        and
                                                                      NatCity
                                                                     Investment
                                                                       s Inc